UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

ANAVEX LIFE SCIENCES CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-37606	98-0608404
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 5th Avenue, 20th Floor New York, NY USA		10111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-844-689-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVXL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 30, 2026, Anavex Life Sciences Corp. (the “Company”) issued a press release reporting preliminary financial results for its second quarter ended March 30, 2026 (the “Press Release”). The preliminary financial results in the Press Release are subject to completion of the Company’s financial closing procedures. Actual results may vary materially from these preliminary financial results due to the completion of the Company’s financial closing procedures and other developments or information that may arise between now and the time of the finalization of the Company’s financial results for three and six months ended March 31, 2026. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information furnished pursuant to Item 2.02. of this Current Report, including Exhibit 99.1 attached hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical in nature are forward-looking statements. These statements include, but are not limited to, statements relating to the Company’s preliminary financial results for the second quarter of fiscal 2026. These statements are based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such forward-looking statements due to various factors, including, but not limited to, the risk that actual financial results may vary materially from the preliminary financial results presented in the Press Release and other the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and subsequent filings and furnishings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update these statements to reflect events or circumstances after the date hereof except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

Date:	July 30, 2026	By:	/s/ Sandra Boenisch
Sandra Boenisch, CPA, CGA Principal Financial Officer, Treasurer